Exhibit 10.1

FOURTH AMENDMENT TO

FIRST AMENDED AND RESTATED

DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND

DIGITAL REALTY TRUST, L.P. 2004 INCENTIVE AWARD PLAN

THIS FOURTH AMENDMENT TO THE FIRST AMENDED AND RESTATED DIGITAL REALTY TRUST, INC., DIGITAL SERVICES, INC. AND DIGITAL REALTY TRUST, L.P. 2004 INCENTIVE AWARD PLAN, made as of April 23, 2012 (this “Fourth Amendment”), is made and adopted by Digital Realty Trust, Inc., a Maryland corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company maintains the First Amended and Restated Digital Realty Trust, Inc., Digital Services, Inc. and Digital Realty Trust, L.P. 2004 Incentive Award Plan, as amended by the First, Second and Third Amendments thereto (the “Plan”);

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended from time to time by the Company’s Board of Directors (the “Board”); and

WHEREAS, the Company desires to amend the Plan as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1. Subsections 8.10(a) and 8.10(b) of the Plan are hereby amended and restated in their entirety as follows:

“8.10 Granting of Profits Interest Units to Independent Directors.

(a) Pro Rata Grant. During the term of the Plan, commencing after the Company’s 2012 annual meeting of stockholders (the “2012 Annual Meeting”), each person who first becomes an Independent Director on a date other than the date of an annual meeting of the Company’s stockholders shall, on the date of such person first becoming an Independent Director, be granted a number of Profits Interest Units equal to the product of (A) the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a share of Stock on such date, multiplied by (B) the quotient obtained by dividing (x) 12 minus the number of months that have elapsed since the immediately preceding annual meeting of the Company’s stockholders, by (y) 12 (the “Pro Rata Grant”).

(b) Annual Grant. During the term of the Plan, commencing as of the 2012 Annual Meeting, each person who first becomes an Independent Director at such annual meeting and each person who otherwise continues to be an Independent Director immediately following such annual meeting shall, on the date of each such annual meeting, be granted a number of Profits Interest Units equal to the quotient obtained by dividing (x) $100,000 by (y) the Fair Market Value of a share of Stock on the date of such annual meeting (the “Annual Grant”).”

2. Subsection 8.10(c) of the Plan is hereby amended by deleting the phrase “Fifth Annual Meeting” from the first sentence of such subsection and replacing it with the phrase “fifth annual meeting of the Company’s stockholders following the Public Trading Date.”

3. This Fourth Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing Fourth Amendment was duly adopted by the Board of Directors of Digital Realty Trust, Inc. on April 23, 2012.

Executed on this 23rd day of April, 2012.

/s/ Joshua A. Mills
Assistant Secretary